UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 12, 2014

Marketo, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35909	56-2558241
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Mariners Island Blvd., Suite 200
San Mateo, California 94404

(Address of principal executive offices, Zip code)

(650) 376-2300

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On June 12, 2014, Marketo, Inc. (the “Company”) held its annual meeting of stockholders.  The matters voted upon were: (1) the election of each of Susan L. Bostrom and Roger S. Siboni as Class I directors (terms expiring at the 2017 annual meeting) to the board of directors of the Company and (2) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2014.

(1)         Each individual listed below was elected to serve as a Class I director until the Company’s 2017 annual meeting and until a successor is duly qualified and elected.  The results of the voting were as follows:

Nominees	For	Withheld	Broker Non-Votes
Susan L. Bostrom	32,181,457	149,438	4,432,884
Roger S. Siboni	32,129,224	201,671	4,432,884

(2)         The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2014 was ratified.  The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
36,654,316	88,282	21,181	0

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2014

MARKETO, INC.

By:	/s/ Margo M. Smith
Name:	Margo M. Smith
Title:	Senior Vice President & General Counsel

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